As filed with the Securities and Exchange Commission on January 23, 2006

Registration No. 333-131050

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 TO

FORM S-1

REGISTRATION STATEMENT

Under

The Securities Act of 1933

TARGACEPT, INC.

(Exact name of registrant as specified in its charter)

Delaware	2834	56-2020050
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

200 East First Street, Suite 300

Winston-Salem, North Carolina 27101

(336) 480-2100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

J. Donald deBethizy

Chief Executive Officer

Targacept, Inc.

200 East First Street, Suite 300

Winston-Salem, North Carolina 27101

(336) 480-2100

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Jonathan L. Kravetz, Esq. Megan N. Gates, Esq. Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. One Financial Center Boston, Massachusetts 02111 (617) 542-6000	Jeffrey C. Howland, Esq. Womble Carlyle Sandridge & Rice, PLLC One West Fourth Street Winston-Salem, North Carolina 27101 (336) 721-3516	Peter A. Zorn, Esq. Targacept, Inc. 200 East First Street, Suite 300 Winston-Salem, North Carolina 27101 (336) 480-2115	David E. Redlick, Esq. Stuart R. Nayman, Esq. Wilmer Cutler Pickering Hale and Dorr LLP 399 Park Avenue New York, New York 10022 (212) 230-8800

Approximate date of commencement of proposed sale of the securities to the public:    As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), check the following box.    ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering.    ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

This Amendment No. 1 is being filed solely for the purpose of filing exhibits to the Registration Statement on Form S-1 (File No. 333-131050) and no changes or additions are being made hereby to the preliminary prospectus which forms part of the Registration Statement or to Items 13, 14, 15 or 17 of Part II of the Registration Statement. Accordingly, the preliminary prospectus and Items 13, 14, 15 and 17 of Part II of the Registration Statement have been omitted from this filing.

Part II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.    Exhibits and Financial Statement Schedules.

(a)    Exhibits.

Exhibit No.	Description
1.1*	Form of Underwriting Agreement.

3.1(a)**	Third Amended and Restated Certificate of Incorporation of the Company, as amended.

3.1(b)*	Form of Fourth Amended and Restated Certificate of Incorporation of the Company, to be effective upon completion of this offering.

3.2(a)**	Amended and Restated Bylaws of the Company.

3.2(b)*	Form of Bylaws of the Company, to be effective upon completion of this offering.

4.1*	Specimen common stock certificate.

4.2(a)**	Third Amended and Restated Investor Rights Agreement, dated May 12, 2004, by and among the Company and certain stockholders of the Company.

4.2(b)**	Amendment No. 1, dated December 6, 2004, to Third Amended and Restated Investor Rights Agreement, dated May 12, 2004.

4.2(c)*	Amendment No. 2, dated , 2006, to Third Amended and Restated Investor Rights Agreement, dated May 12, 2004.

4.3**	Warrant to Purchase Common Stock, dated August 22, 2000, granted to R.J. Reynolds Tobacco Company and subsequently assigned to R.J. Reynolds Tobacco Holdings, Inc.

5.1*	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

10.1*	Form of Indemnification Agreement between the Company and each of its directors and officers.

10.2(a)**	Lease Agreement, dated as of August 1, 2002, by and between the Company and Wake Forest University Health Sciences.

10.2(b)**	First Lease Amendment to Lease Agreement, dated as of August 1, 2002, by and between the Company and Wake Forest University Health Sciences.

10.3**	Loan Agreement, dated as of April 19, 2002, between the Company and the City of Winston-Salem.

10.4**	Amended and Restated Note and Security Agreement, dated January 30, 2004, issued by the Company in favor of R.J. Reynolds Tobacco Holdings, Inc.

10.5(a)**	Amended and Restated Targacept, Inc. 2000 Equity Incentive Plan.

10.5(b)**	Form of Incentive Stock Option Agreement under Targacept, Inc. 2000 Equity Incentive Plan.

10.5(c)**	Form of Nonemployee Director Nonqualified Stock Option Agreement under Targacept, Inc. 2000 Equity Incentive Plan.

10.5(d)**	Form of Restricted Stock Award Agreement under Targacept, Inc. 2000 Equity Incentive Plan.

10.6*	Targacept, Inc. 2006 Stock Incentive Plan.

10.6(a)*	Form of Incentive Stock Option Agreement under Targacept, Inc. 2006 Stock Incentive Plan.

Exhibit No.	Description
10.6(b)*	Form of Nonqualified Stock Option Agreement under Targacept, Inc. 2006 Stock Incentive Plan.

10.6(c)*	Form of Nonemployee Director Nonqualified Stock Option Agreement under Targacept, Inc. 2006 Stock Incentive Plan.

10.6(d)*	Form of Restricted Stock Award Agreement under Targacept, Inc. 2006 Stock Incentive Plan.

10.7**	Employment Agreement, dated as of August 22, 2000, by and between the Company and J. Donald deBethizy.

10.8**	Employment Agreement, dated as of August 22, 2000, by and between the Company and Merouane Bencherif.

10.9**	Employment Agreement, dated as of August 22, 2000, by and between the Company and William S. Caldwell.

10.10**	Employment Agreement, dated as of April 24, 2001, by and between the Company and Geoffrey Dunbar.

10.11**	Employment Agreement, dated as of February 8, 2002, by and between the Company and Alan Musso.

10.12**	Employment Agreement, dated as of September 1, 2003, by and between the Company and Jeffrey P. Brennan.

10.13(a)**+	Collaborative Research and License Agreement, dated as of January 21, 2002, by and between the Company and Aventis Pharma SA.

10.13(b)**+	Amended and Restated Collaborative Research and License Agreement, dated as of January 21, 2002, by and between the Company and Aventis Pharma SA.

10.13(c)**

Letter Agreement, dated March 18, 2003, amending the Amended and Restated Collaborative Research and License Agreement, dated as of January 21, 2002, by and between the Company and Aventis Pharma SA and the Collaborative Research and License Agreement, dated as of January 21, 2002, by and between the Company and Aventis Pharma SA.

10.14**	Asset Purchase Agreement, dated as of June 28, 2002, by and between the Company and Layton Bioscience, Inc.

10.15**+	Asset Purchase and Trademark Assignment Agreement, dated March 19, 1998, by and between the Company (as assignee of Layton Bioscience, Inc.) and Merck & Co., Inc.

10.16**+	Amended and Restated License Agreement, dated as of March 9, 2004, by and between the Company and the University of South Florida Research Foundation, Inc.

10.17(a)**+	License Agreement, dated October 6, 1997, by and between the Company (as assignee of R.J. Reynolds Tobacco Company) and Virginia Commonwealth University Intellectual Property Foundation.

10.17(b)**+

Amendment to License Agreement, dated February 11, 2004, to the License Agreement, dated October 6, 1997, by and between the Company (as assignee of R.J. Reynolds Tobacco Company) and Virginia Commonwealth University Intellectual Property Foundation.

10.18(a)**+	License Agreement, dated May 26, 1999, by and between the Company and the University of Kentucky Research Foundation.

Exhibit No.	Description
10.18(b)++	Amendment No. 1, dated August 16, 2005, to License Agreement, dated May 26, 1999, by and between the Company and the University of Kentucky Research Foundation.

10.19**+	License Agreement, dated as of August 12, 2002, between the Company and Wake Forest University Health Sciences.

10.20**+	Development and Production Agreement for Active Pharmaceutical Ingredients, dated as of February 1, 2004, by and between the Company and Siegfried Ltd.

10.21++	Collaborative Research and License Agreement, dated as of December 27, 2005, by and between the Company and AstraZeneca AB.

23.1**	Consent of Ernst & Young LLP.

23.2*	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.1).

24.1**	Power of Attorney (included on signature page).

*	To be filed by amendment.
**	Previously filed.
+	Confidential treatment has been granted with respect to certain portions of this Exhibit, which portions have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to the Securities Act of 1933, as amended.
++	Portions of this Exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on January 23, 2006.

TARGACEPT, INC.

By:	/s/ J. DONALD DEBETHIZY
J. Donald deBethizy Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on January 23, 2006.

	/S/ J. DONALD DEBETHIZY		/S/ ALAN A. MUSSO
Name:	J. Donald deBethizy	Name:	Alan A. Musso
Title:	Chief Executive Officer, President and Director (Principal Executive Officer)	Title:	Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

	*		*
Name:	Mark Skaletsky	Name:	M. James Barrett
Title:	Chairman of the Board of Directors	Title:	Director

	*		*
Name:	Charles A. Blixt	Name:	Errol B. De Souza
Title:	Director	Title:	Director

	*		*
Name:	Ann F. Hanham	Name:	Elaine V. Jones
Title:	Director	Title:	Director

*
Name:	John P. Richard
Title:	Director

*By:	/s/ J. DONALD DEBETHIZY
J. Donald deBethizy Attorney-in-fact

EXHIBIT INDEX

Exhibit No.	Description
1.1*	Form of Underwriting Agreement.

3.1(a)**	Third Amended and Restated Certificate of Incorporation of the Company, as amended.

3.1(b)*	Form of Fourth Amended and Restated Certificate of Incorporation of the Company, to be effective upon completion of this offering.

3.2(a)**	Amended and Restated Bylaws of the Company, as amended.

3.2(b)*	Form of Bylaws of the Company, to be effective upon completion of this offering.

4.1*	Specimen common stock certificate.

4.2(a)**	Third Amended and Restated Investor Rights Agreement, dated May 12, 2004, by and among the Company and certain stockholders of the Company.

4.2(b)**	Amendment No. 1, dated December 6, 2004, to Third Amended and Restated Investor Rights Agreement, dated May 12, 2004.

4.2(c)*	Amendment No. 2, dated , 2006, to Third Amended and Restated Investor Rights Agreement, dated May 12, 2004.

4.3**	Warrant to Purchase Common Stock, dated August 22, 2000, granted to R.J. Reynolds Tobacco Company and subsequently assigned to R.J. Reynolds Tobacco Holdings, Inc.

5.1*	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

10.1*	Form of Indemnification Agreement between the Company and each of its directors and officers.

10.2(a)**	Lease Agreement, dated as of August 1, 2002, by and between the Company and Wake Forest University Health Sciences.

10.2(b)**	First Lease Amendment to Lease Agreement, dated as of August 1, 2002, by and between the Company and Wake Forest University Health Sciences.

10.3**	Loan Agreement, dated as of April 19, 2002, between the Company and the City of Winston-Salem.

10.4**	Amended and Restated Note and Security Agreement, dated January 30, 2004, issued by the Company in favor of R.J. Reynolds Tobacco Holdings, Inc.

10.5(a)**	Amended and Restated Targacept, Inc. 2000 Equity Incentive Plan, as amended.

10.5(b)**	Form of Incentive Stock Option Agreement under Targacept, Inc. 2000 Equity Incentive Plan.

10.5(c)**	Form of Nonemployee Director Nonqualified Stock Option Agreement under Targacept, Inc. 2000 Equity Incentive Plan.

10.5(d)**	Form of Restricted Stock Award Agreement under Targacept, Inc. 2000 Equity Incentive Plan.

10.6*	Targacept, Inc. 2006 Stock Incentive Plan.

10.6(a)*	Form of Incentive Stock Option Agreement under Targacept, Inc. 2006 Stock Incentive Plan.

10.6(b)*	Form of Nonqualified Stock Option Agreement under Targacept, Inc. 2006 Stock Incentive Plan.

10.6(c)*	Form of Nonemployee Director Nonqualified Stock Option Agreement under Targacept, Inc. 2006 Stock Incentive Plan.

Exhibit No.	Description
10.6(d)*	Form of Restricted Stock Award Agreement under Targacept, Inc. 2006 Stock Incentive Plan

10.7**	Employment Agreement, dated as of August 22, 2000, by and between the Company and J. Donald deBethizy.

10.8**	Employment Agreement, dated as of August 22, 2000, by and between the Company and Merouane Bencherif.

10.9**	Employment Agreement, dated as of August 22, 2000, by and between the Company and William S. Caldwell.

10.10**	Employment Agreement, dated as of April 24, 2001, by and between the Company and Geoffrey Dunbar.

10.11**	Employment Agreement, dated as of February 8, 2002, by and between the Company and Alan Musso.

10.12**	Employment Agreement, dated as of September 1, 2003, by and between the Company and Jeffrey P. Brennan.

10.13(a)**+	Collaborative Research and License Agreement, dated as of January 21, 2002, by and between the Company and Aventis Pharma SA.

10.13(b)**+	Amended and Restated Collaborative Research and License Agreement, dated as of January 21, 2002, by and between the Company and Aventis Pharma SA.

10.13(c)**

Letter Agreement, dated March 18, 2003, amending the Amended and Restated Collaborative Research and License Agreement, dated as of January 21, 2002, by and between the Company and Aventis Pharma SA and the Collaborative Research and License Agreement, dated as of January 21, 2002, by and between the Company and Aventis Pharma SA.

10.14**	Asset Purchase Agreement, dated as of June 28, 2002, by and between the Company and Layton Bioscience, Inc.

10.15**+	Asset Purchase and Trademark Assignment Agreement, dated March 19, 1998, by and between the Company (as assignee of Layton Bioscience, Inc.) and Merck & Co., Inc.

10.16**+	Amended and Restated License Agreement, dated as of March 9, 2004, by and between the Company and the University of South Florida Research Foundation, Inc.

10.17(a)**+	License Agreement, dated October 6, 1997, by and between the Company (as assignee of R.J. Reynolds Tobacco Company) and Virginia Commonwealth University Intellectual Property Foundation.

10.17(b)**+

Amendment to License Agreement, dated February 11, 2004, to the License Agreement, dated October 6, 1997, by and between the Company (as assignee of R.J. Reynolds Tobacco Company) and Virginia Commonwealth University Intellectual Property Foundation.

10.18(a)**+	License Agreement, dated May 26, 1999, by and between the Company and the University of Kentucky Research Foundation.

10.18(b)++	Amendment No. 1, dated August 16, 2005, to License Agreement, dated May 26, 1999, by and between the Company and the University of Kentucky Research Foundation.

10.19**+	License Agreement, dated as of August 12, 2002, between the Company and Wake Forest University Health Sciences.

Exhibit No.	Description
10.20**+	Development and Production Agreement for Active Pharmaceutical Ingredients, dated as of February 1, 2004, by and between the Company and Siegfried Ltd.

10.21++	Collaborative Research and License Agreement, dated as of December 27, 2005, by and between the Company and AstraZeneca AB.

23.1**	Consent of Ernst & Young LLP.

23.2*	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.1).

24.1**	Power of Attorney (included on signature page).

*	To be filed by amendment.
**	Previously filed.
+	Confidential treatment has been granted with respect to certain portions of this Exhibit, which portions have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to the Securities Act of 1933, as amended.
++	Portions of this Exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to the Securities Act of 1933, as amended.